UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 4, 2005

                               Sea Containers Ltd.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Bermuda                       001-07560               98-0038412
 ----------------------------         ------------         -------------------
 (State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)               File Number)         Identification No.)


                               22 Victoria Street
                             Hamilton HM 12, Bermuda
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               (Address of principal executive offices) (Zip Code)

                                  441-295-2244
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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ITEM 5.02.  Departure of  Directors or Principal  Officers;  Election of
Directors;  Appointment  of Principal Officers.

The registrant announced on March 4, 2005 that its board of directors accepted the resignation of director Philip J.R. Schlee for health reasons.

The board has commenced a search for a director to replace Mr. Schlee and to be nominated for election at a future annual meeting of the registrant's shareholders.





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





                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               SEA CONTAINERS LTD.



                                            By: /s/ Edwin S. Hetherington
                                                -------------------------
                                                Edwin S. Hetherington
                                                Vice President, General Counsel
                                                and Secretary





Date:  March 4, 2005








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